As filed with the Securities and Exchange Commission on November 29, 2023.

Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

F&G Annuities & Life, Inc.
(Exact name of registrant as specified in its charter)

Delaware	6311	85-2487422
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)
801 Grand Avenue, Suite 2600
Des Moines, Iowa 50309
(515) 330-3340
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Jodi Ahlman
F&G Annuities & Life, Inc.
801 Grand Avenue, Suite 2600
Des Moines, Iowa 50309
(515) 330-3340
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Dwight S. Yoo Skadden, Arps, Slate, Meagher & Flom LLP One Manhattan West New York, New York 10001 (212) 735-3000	Jeffrey J. Delaney Stephanie J. Langan Pillsbury Winthrop Shaw Pittman LLP 31 W. 52nd St. New York, New York 10019 (212) 858-1000

Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☐
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☒ 333-275750
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☐
		Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided to Section 7(a)(2)(B) of the Securities Act. o
This registration statement shall become effective upon filing with the Securities and Exchange Commission in accordance with Rule 462(b) under the Securities Act of 1933.

TABLE OF ADDITIONAL REGISTRANTS

Exact name of registrant as specified in its charter*	State or other jurisdiction of incorporation or organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
CF Bermuda Holdings Limited	Bermuda	6311
FGL US Holdings Inc.	Delaware	6311	82-2796563
Fidelity & Guaranty Life Business Services, Inc.	Delaware	6311	43-1914674
Fidelity & Guaranty Life Holdings, Inc.	Delaware	6311	48-1245662
__________________
*The address and telephone number of each additional registrant is c/o F&G Annuities & Life, Inc., 801 Grand Avenue, Suite 2600, Des Moines, Iowa 50309, tel. (515) 330-3340.

EXPLANATORY NOTE AND INCORPORATION BY REFERENCE
Pursuant to Rule 462(b) under the Securities Act of 1933, as amended, F&G Annuities & Life, Inc., CF Bermuda Holdings Limited, FGL US Holdings Inc., Fidelity & Guaranty Life Business Services, Inc. and Fidelity & Guaranty Life Holdings, Inc (collectively, the “Registrants”) are filing this registration statement with the Securities and Exchange Commission (the “Commission”). This registration statement relates to the public offering of securities contemplated by the Registration Statement on Form S-1 (File No. 333-275750), which the Registrants originally filed on November 27, 2023 (the “Prior Registration Statement”), and which the Commission declared effective on November 29, 2023.
The Registrants are filing this registration statement for the sole purpose of increasing the aggregate principal amount of the senior notes offered by F&G Annuities & Life, Inc. by $57,500,000. The additional securities that are being registered for sale are in an amount that represents no more than 20% of the maximum aggregate principal amount set forth in the Prior Registration Statement. The required opinion of counsel and related consent and accountant’s consent are attached hereto and filed herewith. Pursuant to Rule 462(b), the contents of the Prior Registration Statement, including the exhibits thereto, are incorporated by reference into this registration statement.

EXHIBIT INDEX

Number	Description

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

5.2*	Opinion of ASW Law Limited.

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

23.3	Consent of ASW Law Limited (included in Exhibit 5.2).

24.1	Powers of Attorney (included in signature pages to the Registrant’s Prior Registration Statement on Form S-1 (File No. 333-275750).

107	Filing Fee Table
*Incorporated by reference to the Exhibit of the same number to the Prior Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Des Moines, Iowa, on November 29, 2023.

F&G ANNUITIES & LIFE, INC.

By:	/s/ Jodi Ahlman
Jodi Ahlman
General Counsel & Secretary
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President & Chief Executive Officer (Principal Executive Officer); Director	November 29, 2023
Christopher O. Blunt

*	Chief Financial Officer (Principal Financial and Accounting Officer)	November 29, 2023
Wendy J.B. Young

*	Chairman of the Board	November 29, 2023
William P. Foley, II

*	Director	November 29, 2023
Douglas K. Ammerman

*	Director	November 29, 2023
Celina J. Wang Doka

*	Director	November 29, 2023
Douglas Martinez

*	Director	November 29, 2023
Michael Nolan

*	Director	November 29, 2023
Raymond Quirk

*	Director	November 29, 2023
John D. Rood

*By:	/s/ Jodi Ahlman
Jodi Ahlman
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Des Moines, Iowa on November 29, 2023.

CF BERMUDA HOLDINGS LIMITED

By:	/s/ Jodi Ahlman
Jodi Ahlman
Senior Vice President, General Counsel & Secretary
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President & Chief Executive Officer (Principal Executive Officer); Director	November 29, 2023
Christopher O. Blunt
*	Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer); Director	November 29, 2023
Wendy J.B. Young

*	Director	November 29, 2023
John D. Currier

*By:	/s/ Jodi Ahlman
Jodi Ahlman
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Des Moines, Iowa on November 29, 2023.

FGL US HOLDINGS INC.

By:	/s/ Jodi Ahlman
Jodi Ahlman
Senior Vice President, General Counsel & Secretary
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President & Chief Executive Officer (Principal Executive Officer); Director	November 29, 2023
Christopher O. Blunt
Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer); Director
*		November 29, 2023
Wendy J.B. Young

*	Director	November 29, 2023
John D. Currier

*By:	/s/ Jodi Ahlman
Jodi Ahlman
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Des Moines, Iowa on November 29, 2023.

FIDELITY & GUARANTY LIFE BUSINESS SERVICES, INC.

By:	/s/ Jodi Ahlman
Jodi Ahlman
Senior Vice President, General Counsel & Secretary
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President & Chief Executive Officer (Principal Executive Officer); Director	November 29, 2023
Christopher O. Blunt

*	Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)	November 29, 2023
Wendy J.B. Young

*	Director	November 29, 2023
John D. Currier

*	Director	November 29, 2023
Marie Norcia

*By:	/s/ Jodi Ahlman
Jodi Ahlman
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Des Moines, Iowa on November 29, 2023.

FIDELITY & GUARANTY LIFE HOLDINGS, INC.

By:	/s/ Jodi Ahlman
Jodi Ahlman
Senior Vice President, General Counsel & Secretary
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President & Chief Executive Officer (Principal Executive Officer); Director	November 29, 2023
Christopher O. Blunt

*	Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer); Director	November 29, 2023
Wendy J.B. Young

*	Director	November 29, 2023
John D. Currier

*By:	/s/ Jodi Ahlman
Jodi Ahlman
Attorney-in-Fact